Number: BC1045023

CERTIFICATE OF

CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that AMERICAN FIRST FINANCIAL INC. changed its name to GREENFLAG VENTURES INC. on August 7, 2015 at 10:42 AM Pacific Time.

ELECTRONIC CERTIFICATE

Issued under my hand at Victoria, British Columbia On August 7, 2015

CAROL PREST

Registrar of Companies Province of British Columbia Canada